                                                                  Exhibit 10.19

                                                          Contract No. 33206000







                     Firm Transportation Service Agreement
                               Rate Schedule TF-1

                                    between

                        COLORADO INTERSTATE GAS COMPANY

                                      and

                            PETROGLYPH ENERGY, INC.


                              Dated: JULY 1, 1998

                     FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE TF-1

-------------------------------------------------------------------------------

         The Parties identified below, in consideration of their mutual promises, agree as follows:

1.  TRANSPORTER: COLORADO INTERSTATE GAS COMPANY

2.  SHIPPER: PETROGLYPH ENERGY, INC.

3. APPLICABLE TARIFF: Transporter's FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

4. CHANGES IN RATES AND TERMS: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. TRANSPORTATION SERVICE: Transportation Service at and between Primary Point(s) of Receipt and Primary Point(s) of Delivery shall be on a firm basis. Receipt and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery shall be in accordance with the Tariff.

6. POINTS OF RECEIPT AND DELIVERY: Shipper agrees to Tender gas for Transportation Service, and Transporter agrees to accept Receipt Quantities at the Primary Point(s) of Receipt identified in Exhibit "A." Transporter agrees to provide Transportation Service and Deliver gas to Shipper (or for Shipper's account) at the Primary Point(s) of Delivery identified in Exhibit "A."

7.  RATES AND SURCHARGES: As set forth in Exhibit "B."

8.  NEGOTIATED RATE AGREEMENT: N/A

9.  PEAK MONTH MDQ:

 MDQ (DTH/D)    EFFECTIVE DATE FROM IN-SERVICE DATE*
------------    ---------------------------------------------
    2,000       In-Service Date through month 3
    3,000       Month 4 through month 6
    4,000       Month 7 through month 9
    5,000       Month 10 through month 12
    6,000       Month 13 through month 15
    7,000       Month 14 through month 18
    8,000       Month 19 through month 21
   10,000       Month 22 through month 24
   16,000       Month 25 through year 10
   14,000       10 years through 10 years, 3 months
   13,000       10 years, 4 months through 10 years, 6 months
   12,000       10 years, 7 months through 10 years, 9 months
   11,000       10 years, 10 months through 11 years
   10,000       11 years through 11 years, 3 months
    9,000       11 years, 4 months through 11 years, 6 months
    8,000       11 years, 10 months through 12 years
    6,000

*The "In-Service Date" of the Cucharas Lateral is defined as the first day of the month following the date the Cucharas Lateral is completed and in service.

If, at any time after the second anniversary date of the In-Service Date (but prior to the tenth anniversary date of the In-Service Date), there is insufficient Available Production to fill Shipper's MDQ, then Shipper shall have the one-time option to reduce the MDQ under this Agreement to the level of Available Production. To exercise such option, Shipper shall provide Transporter with 60 days' prior written notice and shall pay Transporter the prepaid reservation charges (PRC) amount described below. "Available Production" means the monthly average daily volume of gas produced from the leases and lease positions owned, hereafter acquired or controlled by operation, by Shipper or a Shipper affiliate in the geographic area described on Exhibit "C" hereto, excluding lease use gas, line loss, and gas used as gathering fuel. Notwithstanding anything to the contrary in this Agreement, Shipper shall have the full and complete right to determine when and to what extent such leases and lease positions will be developed and gas produced therefrom.

    In the event Shipper elects to reduce the MDQ under this Agreement pursuant to the provisions of the paragraph above, the PRC amount shall equal the result of the following formula:

                    [16,000 - X]    Where X = the new MDQ (in Dth/day) under
       $6,400,000 x ------------    this Agreement, after reduction by Shipper
                       16,000



10. TERMS OF AGREEMENT:    The term of this Agreement shall commence on the
                           first of the month following the In-Service Date of the Cucharas Lateral and shall remain in effect for 12 years thereafter. However, each incremental increase in MDQ shall be effective for a period of 10 years as shown in paragraph 9.

11. NOTICES, STATEMENTS, AND BILLS:
         TO SHIPPER:
              INVOICES FOR TRANSPORTATION:
                  Petroglyph Energy, Inc.
                  P.O. Box 1839
                  Hutchinson, Kansas  67504-1839
                  Attention: Theresa Sotomayor

              ALL NOTICES:
                  Petroglyph Energy, Inc.
                  1302 North Grand
                  Hutchinson, Kansas  67501
                  Attention:  Craig Saldin

         TO TRANSPORTER:
              See Payments, Notices, Nominations, and Points of Contact sheets in the Tariff.

12. SUPERSEDES AND CANCELS PRIOR AGREEMENT:  N/A

13. ADJUSTMENT TO RATE SCHEDULE TF-1 AND/OR GENERAL TERMS AND CONDITIONS: Any conveyance or other assignment by Shipper, its successors or assigns of an interest in all or substantially all the leases or other gas rights underlying Available Production shall include an assignment of this Agreement to the extent of the interests conveyed. Shipper's rights and obligations under this Agreement shall not otherwise be assignable without Transporter's written consent, which consent shall not be unreasonably withheld. Shipper agrees to execute an instrument suitable for recording in the real property records of Huerfano and Las Animas counties reflecting this provision.

14. INCORPORATION BY REFERENCE: This Agreement in all respects shall be subject to the provisions of Rate Schedule TF-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 13 of the Agreement).

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

TRANSPORTER:                                 SHIPPER:

COLORADO INTERSTATE GAS COMPANY              PETROGLYPH ENERGY, INC.



By  /s/ Thomas L. Price                      By  /s/  S.K. Smith
    -------------------------------              -------------------------------
           Thomas L. Price
           Vice President

              Approved                           S.K. Smith
           for Execution                     -----------------------------------
                                                     (Print or type name)

         By   [illegible]                        Executive Vice President
             ----------------------          -----------------------------------
              Legal Dept.                            (Print or type title)

                                  EXHIBIT "A"

                     Firm Transportation Service Agreement
                                    between
                        COLORADO INTERSTATE GAS COMPANY
                                      and
                            PETROGLYPH ENERGY, INC.

                              Dated: JULY 1, 1998


1.   Shipper's Maximum Delivery Quantity ("MDQ"):  See Paragraph 9.

                                            PRIMARY POINT(S) OF        MAXIMUM RECEIPT
     PRIMARY POINT(S) OF RECEIPT             RECEIPT QUANTITY             PRESSURE
              (NOTE 1)                    (DTH PER DAY) (NOTE 2)          P.S.I.G.
--------------------------------------    ----------------------    --------------------
New meter station to be constructed by          Same as MDQ            At a pressure
Transporter in the north half of                                    sufficient to enter
Township 29S, Range 67W,                                            the Cucharas Lateral
Huerfano County, CO                                                  (up to the MAOP of
                                                                        the Cucharas
                                                                          Lateral)

                                           PRIMARY POINT(S) OF         MAXIMUM RECEIPT
     PRIMARY POINT(S) OF RECEIPT            RECEIPT QUANTITY              PRESSURE
               (NOTE 1)                       (DTH PER DAY)               P.S.I.G.
--------------------------------------    ----------------------    --------------------
            Dumas (Note 3)                     Same as MDQ                  650


NOTES:  (1) Information regarding Point(s) of Receipt and Point(s) of Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

        (2) Each Point of Receipt Quantity may be increased by an amount equal to Transporter's Fuel Reimbursement percentage. Shipper shall be responsible for providing such Fuel Reimbursement at each Point of Receipt on a pro rata basis based on the quantities received on any Day at a Point of Receipt divided by the total quantity Delivered at all Point(s) of Delivery under this Transportation Service Agreement.

        (3) Shipper shall not be restricted from designating another delivery point(s) as Primary Delivery Point(s) should another point(s) become available during the term of this Agreement as specified in the Tariff. However, unless otherwise agreed, the rate for transportation service to another Point(s) of Delivery shall be Transporter's maximum rate.

                                  EXHIBIT "B"

                     Firm Transportation Service Agreement
                                    between
                        COLORADO INTERSTATE GAS COMPANY
                                      and
                            PETROGLYPH ENERGY, INC.

                              Dated: JULY 1, 1998


   PRIMARY          PRIMARY         R1
 POINT(S) OF      POINT(S) OF   RESERVATION   COMMODITY                         FUEL
   RECEIPT         DELIVERY        RATE          RATE      TERM OF RATE     REIMBURSEMENT   SURCHARGES
--------------    -----------   -----------   ---------   ---------------   -------------   ----------
New meter            Dumas       (Notes 1     (Notes 1     12 years from      (Note 2)       (Note 3)
station to be                     and 5)       and 5)      first of the
constructed by                                            month following
Transporter in                                              the date the
the north half                                                Cucharas
of Township                                                  Lateral is
29S, Range                                                 completed and
67W,                                                         in service
Huerfano
County, CO

  SECONDARY         SECONDARY          R1
 POINT(S) OF       POINT(S) OF    RESERVATION   COMMODITY                         FUEL
   RECEIPT           DELIVERY         RATE         RATE      TERM OF RATE     REIMBURSEMENT   SURCHARGES
--------------    -------------   -----------   ---------   ---------------   -------------   ----------
  New meter       Barbwire, Big     (Notes 1    (Notes 1     12 years from       (Note 2)      (Note 3)
station to be         Blue,          and 5)       and 5)     first of the
constructed by     Cattleguard,                             month following
Transporter in       Sherman                                 the date the
the north half       County,                                   Cucharas
 of Township         Tannery,                                 Lateral is
  29S, Range        Tumbleweed                               completed and
     67W,                                                     in service
   Huerfano
  County, CO
     All               All          (Note 4)    (Note 4)     12 years from       (Note 2)      (Note 3)
                                                             first of the
                                                            month following
                                                             the date the
                                                               Cucharas
                                                              Lateral is
                                                             completed and
                                                              in service

                                  EXHIBIT "B"

NOTES: (1)  (a) Except as provided in subparagraph (b) below, the rate for service under this Agreement ("Fixed Rate") shall be 32.50 cents per Dth (computed on a 100 percent load factor basis), plus fuel, L&U, GRI, if applicable, and ACA and all other surcharges applicable to Transporter's Rate Schedule TF-1. Should Transporter's Maximum Rate as defined below, when computed on a 100% load factor basis exceed 32.50 cents per Dth except as provided in subparagraph (b) below, the Fixed Rate shall nevertheless be applicable. Should Transporter's Maximum Rate or rate components be set at a level such that Transporter is unable to collect the Fixed Rate, then Shipper agrees to an increase in the MDQ or to other lawful arrangements, such that the Parties are placed in the same economic position as if Transporter had collected the Fixed Rate.

            (b) Transporter and Shipper agree that no reserve dedication, well dedication, or acreage dedication exists. However, Transporter is agreeing to the Fixed Rate in recognition of Shipper's agreement to tender to Transporter for transportation under this Agreement: (i) all Available Production (other than Local Consumption) up to the MDQ volume set forth in paragraph 9; and
                (ii) only Available Production. For any period of time in which Shipper fails to satisfy both conditions (i) and (ii) above, at Transporter's option, the rate for service under this Agreement shall be the ten-effective maximum reservation and commodity rates for firm transportation service under Transporter's Rate Schedule TF-1, plus fuel, L&U, GRI (if applicable), ACA, and all other surcharges applicable to Transporter's Rate Schedule TF-1 ("Maximum Rate"). "Local Consumption" means a volume of Available Production which Shipper delivers from its gathering system for local consumption.

       (2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

       (3) Surcharges, If Applicable: All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The Tariff, as such surcharges may be changed from time to time.

            GQC:
                The Gas Quality Control Surcharge shall be assessed pursuant to
                Article 20 of the General Terms and Conditions as set forth in The Tariff.

            GRI:
                The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in The Tariff.

            HFS:
                The Hourly Flexibility Surcharge shall be assessed pursuant to
                Article 20 of the General Terms and Conditions as set forth in The Tariff.